Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events.
Subsequent Events

22. Subsequent Events

In March 2021, the Group entered into an agreement to acquire an entity with micro finance license. The aggregate consideration in cash is the total of i) the book value of the net assets on previous working day of the acquisition date, and ii) RMB30 million. The Group has prepaid RMB 115 million as of the report date.

In addition to the Second Amended and Restated 2018 share Plan, the Group has adopted the 2021 Share Incentive Plan (“the 2021 Plan”) in April 2021 to attract and retain the best available personnel, provide additional incentives to employees, directors and consultants and promote the success of Group’s business. Under the 2021 Plan, the maximum aggregate number of ordinary shares which may be issued pursuant to all awards shall initially be 1,734,760, plus commencing with the fiscal year beginning January 1, 2022, an annual increase on the first day of each fiscal year of the Company during the term of the 2021 Plan, by an amount equal to 2% of the total number of shares issued and outstanding on an as-converted fully diluted basis on the last day of the immediately preceding fiscal year; or such lesser number of shares as determined by the board of directors.